SIXTEENTH AMENDMENT AGREEMENT

dated as of 12th February 2018

(the "Amendment Agreement")

to the ISDA MASTER AGREEMENT dated as of 9 January 2008 (the "Agreement")

between

HERMES INVESTMENT MANAGEMENT LIMITED (the "Investment Manager") acting as agent and signatory for each of the principals, severally and not jointly, listed in Annex A to the Agreement (each such principal being a "Party A" and a "Principal")	**and**	**HSBC BANK PLC** **("Party B")**

The parties have previously entered into the Agreement (as amended from time to time, and including for the avoidance of doubt, the Schedule and the Credit Support Annex thereto) and have now agreed to amend the Agreement by the terms of this Amendment Agreement.

Accordingly, in consideration of the mutual agreements contained in this Amendment Agreement, the parties agree as follows:

1. **Amendments**

The Agreement is amended as follows:

1.1 Annex A to the Schedule to the Agreement is hereby deleted in its entirety and replaced with the new Annex A attached in Attachment I hereto.

1.2 Appendix 1 to the Exhibit 4 Credit Support Annex is hereby deleted in its entirety and replaced with the new Appendix 1 attached in Attachment II hereto.

2. **Representations**

The parties make the representations set forth in Section 3(a)(i), (ii), (iii), (iv) and (v) of the Agreement, except that all references in those sections to "this Agreement" (or words or phrases of similar meaning) shall be deemed to be references to this Amendment Agreement and the Agreement, as amended hereby.

3. **Miscellaneous**

3.1 Except as specifically amended by the Amendment Agreement, the Agreement will continue in full force and effect and this Amendment Agreement will not be construed as a waiver of existing rights under the Agreement. Accordingly, for the avoidance of doubt, the provisions of, or incorporated in, the Agreement relating to Entire Agreement (Section 9(a)), Amendments (Section 9(b)), Survival of Obligations (Section 9(c)), Remedies Cumulative (Section 9(d)), No Waiver of Rights (Section 9(f)), Headings (Section 9(g)), Notices (Section 12), Governing Law (Section 13(a)) and Waiver of Immunities (Section 13(d)) will also apply to this Amendment Agreement as though such provisions were set forth in full herein (except that references in such provisions to the Agreement will be deemed to be references to this Amendment Agreement).

3.2 From and after the effective date of this Amendment Agreement, all references in the Agreement to "this Agreement" (or words or phrases of a similar meaning) will be deemed to be references to the Agreement, as amended by this Amendment Agreement.

3.3 All capitalised terms used in this Amendment Agreement but not defined herein will have the meanings set forth in the Agreement.

3.4 This Amendment Agreement and any non-contractual obligations arising out of or in relation to this Amendment Agreement will be governed by and construed in accordance with English law. All disputes arising out of or relating to this Amendment Agreement or any non-contractual obligations arising out of or relating to this Amendment Agreement shall be submitted to the jurisdiction of the English courts.

IN WITNESS WHEREOF the parties have executed this Amendment Agreement on the respective dates specified below with effect from the date specified on the first page of this document.

HERMES INVESTMENT MANAGEMENT LIMITED acting as agent and signatory for each of the Principals, severally and not jointly, listed in Annex A to the Agreement, and in its individual corporate capacity solely in respect of Clause 1.5 above

By: ______________________
Name:
Title: Authorised Signatory
Date:

HSBC BANK PLC

By: ______________________
Name:
Title: 12.02.18
Date: SON. A KEIGH

ATTACHMENT I

ANNEX A - PRINCIPALS

	Name of Principals	Entity Type	Applicable CSA
1.	BT Pension Scheme Trustees Limited as Trustees of the BT Pension Scheme	UK Pension Fund	For non-FX Transactions: Exhibit 2 For certain FX Transactions: Exhibit 3
2.	Hermes Pension Trustees Limited as trustees of the Hermes Group Pension Scheme	UK Pension Fund	Exhibit 4
3.	Hermes Investment Funds public limited company for and in respect of Hermes Global Equity Fund (formerly Hermes Quant Global Equity Fund)	Irish UCITS Principal	Exhibit 4
4.	Hermes Investment Funds public limited company for and in respect of Hermes Global Emerging Markets Fund	Irish UCITS Principal	Exhibit 4
5.	Hermes Investment Funds public limited company for and in respect of Hermes European Alpha Equity Fund (formerly Hermes Sourcecap European Alpha Fund)	Irish UCITS Principal	Exhibit 4
6.	Hermes Investment Funds public limited company for and in respect of Hermes Global High Yield Credit Fund (formerly Hermes Global High Yield Bond Fund)	Irish UCITS Principal	Exhibit 4
	Hermes Investment Funds public limited company for and in respect of Hermes Asia ex-Japan Equity Fund	Irish UCITS Principal	Exhibit 4
7.	Hermes Investment Funds public limited company for and in respect of Hermes US SMID Equity Fund	Irish UCITS Principal	Exhibit 4
8.	Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi-Strategy Credit Fund	Irish UCITS Principal	Exhibit 4
9.	Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Equity ESG Fund	Irish UCITS Principal	Exhibit 4
10.	Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi Asset Inflation Fund	Irish UCITS Principal	Exhibit 4
11.	Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Small Cap Equity Fund	Irish UCITS Principal	Exhibit 4
12.	Hermes Investment Funds Public Limited Company for and in respect of Hermes Absolute Return Credit Fund	Irish UCITS Principal	Exhibit 4
13.	Hermes Investment Funds Public Limited Company for and in respect of Hermes US All Cap Equity Fund	Irish UCITS Principal	Exhibit 4
14.	Barclays Multi-Manager Fund Public Limited Company for and in respect of Global Access Pacific Rim (Ex-Japan) Fund	Irish UCITS Principal	Exhibit 4
15.	Russell Investment Company Public Limited Company for and in respect of Russell Global High Yield Fund	Irish UCITS Principal	Exhibit 4
16.	Russell Investment Company Public Limited Company for and in respect of Unconstrained Bond Fund	Irish UCITS Principal	Exhibit 4
17.	Russell Investments Institutional Funds, LLC for and in respect of Russell High Yield Bond Fund	ERISA Principal	Exhibit 4
18.	**GIC Private Limited**	**Sovereign Wealth Fund**	**Exhibit 4**
19.	**Forsta AP-fonden**	**Swedish Pension Fund**	**Exhibit 4**

ATTACHMENT II

APPENDIX I TO THE EXHIBIT 4 CREDIT SUPPORT ANNEX

Principal	Base Currency	Eligible Currency	Minimum Transfer Amount	Rounding
Hermes Pension Trustees Limited as trustees of the Hermes Group Pension Scheme	GBP	GBP	GBP 250,000	GBP 10,000
Hermes Investment Funds public limited company for and in respect of Hermes Global Equity Fund (formerly Hermes Quant Global Equity Fund)	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds public limited company for and in respect of Hermes Global Emerging Markets Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds public limited company for and in respect of Hermes European Alpha Equity Fund (formerly Hermes Sourcecap European Alpha Fund)	EUR	EUR	EUR 250,000	EUR 10,000
Hermes Investment Funds public limited company for and in respect of Hermes Global High Yield Credit Fund (formerly Hermes Global High Yield Bond Fund)	EUR	EUR	EUR 250,000	EUR 10,000
Hermes Investment Funds public limited company for and in respect of Hermes Asia ex-Japan Equity Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds public limited company for and in respect of Hermes US SMID Equity Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi-Strategy Credit Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Equity ESG Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi Asset Inflation Fund	GBP	GBP	GBP 250,000	GBP 10,000

Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Small Cap Equity Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes Absolute Return Credit Fund	USD	USD	USD 250,000	USD 10,000
Hermes Investment Funds Public Limited Company for and in respect of Hermes US All Cap Equity Fund	USD	USD	USD 250,000	USD 10,000
Barclays Multi-Manager Fund Public Limited Company for and in respect of Global Access Pacific Rim (Ex-Japan) Fund	USD	USD	USD 250,000	USD 10,000
Russell Investment Company Public Limited Company for and in respect of Russell Global High Yield Fund	EUR	EUR	EUR 250,000	EUR 10,000
Russell Investment Company Public Limited Company for and in respect of Unconstrained Bond Fund	USD	USD	USD 250,000	USD 10,000
Russell Investments Institutional Funds, LLC for and in respect of Russell High Yield Bond Fund	USD	USD	USD 250,000	USD 10,000
GIC Private Limited	**USD**	**USD**	**USD 250,000**	**USD 10,000**
Forsta AP-fonden	**USD**	**USD**	**USD 250,000**	**USD 10,000**

INTERNAL